GT-19-00-410 (5/95)
                                                                   Trailer
                                                                   EXHIBIT 10.17
COMMERCIAL PROMISSORY NOTE AND SECURITY AGREEMENT

BORROWER(S):    Biker's Dream Inc.  1420 Village Way, Santa Ana CA 92705
            -------------------------------------------------------------------------------
            (Print full name)           (No. Street)            (City - State - Zip)

CREDITOR:   Green Tree Financial Servicing Corporation, 345 St. Peter St. St. Paul MN 55102
         ----------------------------------------------------------------------------------
         (Name of Financial Institution)        (No. Street)    (City - State - Zip)

Loan.   The above Borrower(s), meaning all Borrower(s) jointly and severally
("Borrower(s)"), promise to pay Creditor the loan Principal Balance of $303,555.00, plus accrued interest at 10.75% per annum calculated according to the actuarial method, under the terms and provisions of this agreement, which obligation is secured by the following described commercial use property with all present and future attachments, accessories, replacement parts, repairs, additions, and all proceeds thereof (herein referred to as "Collateral").

                       DESCRIPTION OF PROPERTY PURCHASED
--------------------------------------------------------------------------------------------
Year    Make/Model      Identification No.      License No./Year        Other Description
                                                                        (GVW, new or used)
1996    Champion/53     IC9SC5339T1048124


Collateral Will Be Kept At              1520 Village Way, Santa Ana CA 92705
                          ------------------------------------------------------------------
                                (Address)       (County)                (State)

--------------------------------------------------------------------------------------------
My payment schedule will be:

============================================================================================
Number of Payments              Amount of Payments              When Payments Are Due
--------------------------------------------------------------------------------------------
        72                          $5,739.09                   Monthly beginning 3/15/96
--------------------------------------------------------------------------------------------

============================================================================================

        ITEMIZATION OF THE LOAN PRINCIPAL BALANCE
1. Amount Paid on My Behalf (including taxes of) $ .............             $303,555.00
2. Amounts Paid to Others on My Behalf ....................................
   a.   Paid to Public Officials .......................................... +$
   b.   Paid to Insurance Companies ....................................... +$
   c.   Other ............................................................. +$
3. Principal Balance (1+2a-c) .............................................  $303,555.00
4. Finance Charge .........................................................  $109,659.48
5. Total of Payments (3+4) ................................................  $413,214.48
--------------------------------------------------------------------------------------------

                               INSURANCE COVERAGE
       LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE
              CAUSED TO OTHERS IS NOT INCLUDED IN THIS AGREEMENT.

PHYSICAL DAMAGE INSURANCE COVERING THE COLLATERAL IS REQUIRED. Borrower has the option of furnishing the required insurance through an agent or broker of Borrower's choice.

Check One:    _____   Borrower requests and authorizes Creditor to obtain the
                      insurance coverage checked below on the Collateral for ____ months from the date of this agreement, and for the premium of $___________

Deductible:   _____   $_______________ Deductible Fire, Theft, Combined
                      Additional Coverage, and $_______ Collision; or

              _____ $_______________ Deductible Comprehensive and $_______________ Deductible Collision.

              _____   Buyer has obtained the required coverages through:

                      ____________________________________
                      (Name of Insurance Company)


_____________________________           _____________________________
(Agent's Name)                          (Agent's Address)

-------------------------------------------------------------------------------
CREDIT INSURANCE, if included, is not a factor in the approval of credit, is not required by the Creditor and is for the term of the credit only.

Check One: _____ Credit Life:                  Premium:     $ ________________
           _____ Credit Disability:            Premium:     $ ________________
           _____ Joint Credit Life:            Premium:     $ ________________
           _____ Joint Credit Disability:      Premium:     $ ________________

I want the Credit Insurance specified above:

BORROWER:    ___________________________________________    __________________
             (Borrower: Each Borrower insured must sign)    (Date)

             ___________________________________________    __________________
             (Borrower: Each Borrower insured must sign)    (Date)


PAYMENTS: Borrowers promises to pay Creditor the amount shown as PRINCIPAL BALANCE on page 1 according to the PAYMENT SCHEDULE on page 1.

SECURITY INTEREST: To secure payment of the TOTAL OF PAYMENTS, Creditor retains title to and a security interest in the Collateral regardless of any retaking and redelivery of the Collateral to Borrowers. Borrowers also assign directly to Creditor any interest Borrowers may have in insurance premium refunds or proceeds. Borrowers agree to execute any application for certificate of title, financing statement or other documents necessary to perfect Creditor's security interest in the Collateral.

CROSS SECURITY: Borrowers grants to Creditor a security interest in the Collateral to secure the payment and performance of all absolute and all contingent obligations and liabilities of Borrowers to Creditor, or to any assignee of Creditor, now existing or hereafter arising, whether under this agreement or any other agreement and whether due directly or by assignment.

DISCLAIMER: There are no warranties other than those made by the manufacturer of the Collateral. LENDER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE QUALITY, WORKMANSHIP, DESIGN, MERCHANTABILITY, SUITABILITY, OR FITNESS OF THE COLLATERAL FOR ANY PARTICULAR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, unless such warranties are in writing and signed by Creditor. Creditor shall not under any circumstances be liable for loss of anticipatory profits or consequential damages of any kind.

PREPAYMENT: Borrowers have the right to prepay all or part of the unpaid balance of this loan without any penalty. Borrowers understand that any prepayment in an amount less than $25.00 will be considered a prepayment of the "Finance Charge" and applied to the next monthly payment due. Any prepayment in an amount of $25.00 or more will be applied as a prepayment of the "Amount Financed" at the next scheduled payment date. If Borrowers prepay this Loan in full, Creditor will give Borrowers a refund of part of the Finance Charge. Any prepaid finance charge will not be included to figure this refund. The refund will be figured by the actuarial method, except that Creditor will assume Borrowers made all payments on the due date. Borrowers will not get a refund if the amount is less than $1.00.

LATE CHARGES: In the event Borrower's payment is more than ten (10) days late, Borrowers will be charged 5.00% of the amount due or $5.00, whichever is GREATER or no more than the legally permissible amount of late charges.

ADDITIONAL COVENANTS AND ORAL AGREEMENT. Borrowers and Creditor agree that the "Statement of Additional Covenants" set forth below constitutes a part of this Agreement. No oral agreement, guaranty, promise, representation or warranty shall be binding on Creditor.

DATED  February 14, 1996

The Borrowers hereby acknowledges receipt of a copy of this Contract.

Borrowers  X  Bikers Dream Inc.               X         [SIG]
         -----------------------------        -------------------------------

Borrowers  X                                 Its:    CEO/President
         -----------------------------           ----------------------------
                                             (If corporation, authorized officer
                                             must sign and show corporate title.
                                             If partnership, a general partner
                                             must sign. If officer(s) or
                                             partner, show which.)

Borrowers  X
         -----------------------------

--------------------------------------------------------------------------------
GUARANTY: I guarantee that all amounts owed under this Agreement will be paid when due. I will still be obligated even if any of the Borrowers are released or if you waive (give up) or delay enforcement of any of your rights under this Agreement. You do not have to give me notice of any such waiver, delay or release. I also have to pay your attorney's fees and other court costs of enforcing this guarantee.

X    [SIG]
 ...............................................................................
(Signature of Guarantor)                 (Address)

X
 ...............................................................................
(Signature of Guarantor)                 (Address)

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL COVENANTS

BORROWER'S COVENANTS: A. Borrowers warrant and agree that (a) the Collateral was delivered to and accepted by them in satisfactory condition; (b) the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances except for the security interest granted herein; (c) Borrowers will not without Creditor's prior written consent, sell, rent, lend, encumber, pledge, transfer, secrete or otherwise dispose of any of the Collateral, nor will Borrowers permit any such act; (d) the Collateral will be maintained in good operating condition, repair and appearance, and will be used and operated with care, only by qualified personnel in the regular course of Borrower's business and in conformity with all applicable governmental laws and regulations; (e) the Creditor may inspect the Collateral at all reasonable times, and the Collateral will be kept by Borrowers at the location set forth for it on the face hereof and will not be removed from said location without the prior written consent of Creditor, except that an item of Collateral which is mobile and of a type normally used at more than one location may be used by Borrowers away from said location in the regular course of Borrower's business. In any event upon Creditor's request, Borrowers will provide in writing the current location of the Collateral to the Creditor; (f) Borrower covenants that the Collateral will at all times be used solely for business purposes.

B. Borrowers agrees, at its own cost and expense to do everything necessary or expedient to perfect and preserve the security interest of Creditor obtained hereunder; to defend any action, proceeding or claim affecting the Collateral; to pay all expenses incurred by Creditor in enforcing its rights after the occurrence of an event of default hereunder, including the reasonable fees of any attorneys retained by Creditor and to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral this agreement or any accompanying note.

C. Borrowers shall at all times bear all risk of loss of damage to or destruction of the Collateral. Borrowers agrees to procure forthwith and maintain insurance on the Collateral for the greater of the actual cash value or loan balance during the life of this Agreement, in the form of fire insurance with combined additional coverage and collision, theft and/or vandalism and malicious mischief coverage when appropriate, plus such other insurance as Creditor may specify from time to time, all in form and amount and with insurers satisfactory to Creditor. Borrowers agrees to deliver promptly to Creditor certificates or, if requested, policies of insurance satisfactory to Creditor, each with a standard long-form loss-payable endorsement naming Creditor and assigns as loss-payee as their interests may appear. Each policy shall provide that Creditor's interest therein will not be invalidated by the acts, omissions or neglect of anyone other than Creditor, and will contain insurer's agreements to give 30 days prior written notice to Creditor before cancellation of or any material change in the policy will be effective as to Creditor, whether such cancellation or change is at the direction of Borrowers or insurer. Creditor's acceptance of policies in lesser amounts or risks will not be a waiver of Borrower's foregoing obligation. Borrowers assigns to Creditor all proceeds of such insurance, including returned and unearned premiums up to the amount owing hereunder by Borrowers. Borrowers directs all insurers to pay such proceeds directly to Creditor. Borrowers authorizes Creditor to endorse Borrower's name to all insurance remittances without the joinder of Borrowers.

D. If permitted by law, Borrowers agrees that a carbon, photographic or other reproduction of this agreement or of a financing statement may be filed as a financing statement.

E. If Borrowers fails to perform any of their obligations hereunder, Creditor may perform the same, but shall not be obligated to do so, for the account of Borrowers to protect the interest of Creditor or Borrowers or both, at Creditor's option, and Borrowers shall immediately repay to Creditor any amounts paid by Creditor in such performance, together with interest thereof at the same rate as is set forth on the face hereof as payable upon acceleration.

DEFAULT: Time is of the essence. An event of default shall occur if; (a) Borrowers fails to pay when due any amount owed by it to Creditor or to any affiliate of Creditor, whether hereunder or under any other instrument or agreement; (b) Borrowers fails to perform or observe any other term or provision to be performed or observed by it hereunder or under any other instrument or agreement, furnished by Borrowers to Creditor or to any affiliate of Creditor or otherwise acquired by Creditor or any affiliate of Creditor; (c) Borrowers becomes insolvent or ceases to do business as a going concern; (d) any of the Collateral is lost or destroyed; (e) Borrowers makes an assignment for the benefit of creditors or takes advantage of any law for the relief of debtors; (f) a petition in bankruptcy or for an arrangement, reorganization, or similar relief is filed by or against Borrowers; (g) any property of Borrowers is attached, or a trustee or receiver is appointed for Borrowers or for a substantial part of Borrower's property, or Borrowers applies for such appointment; or (h) Creditor in good faith believes that the prospect

GT-19-00-410 (5/95)

of payment or performance hereunder is impaired or insecure.

Upon the occurrence of an event of default, and at any time thereafter as long as the default continues, Creditor may, at its option, with or without notice to Borrowers (i) declare this agreement to be in default, whereupon the indebtedness specifically described herein will become immediately due and payable, (ii) declare all other debts then owing by Borrowers to Creditor to be immediately due and payable, (iii) cancel any insurance and credit any refund to the indebtedness, and (iv) exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including the right to require Borrowers to assemble the Collateral and deliver it to Creditor at a place to be designated by Creditor which is reasonably convenient to both parties. Any property other than Collateral which is in or upon the Collateral at the time of repossession may be taken and held without liability until its return is requested by Borrowers. Unless otherwise provided by law, any requirement of reasonable notice which Creditor may be obligated to give regarding the sale or other disposition of Collateral will be met if such notice is mailed to Borrowers at its address shown herein at least ten days before the time of sale or other disposition. Creditor may buy at any sale and become the owner of the Collateral. Borrowers agrees that Creditor may bring any legal proceedings it deems necessary to enforce the payment and performance of Borrower's obligations hereunder in any court in the state shown in Creditor's address set forth herein, and service of its address shown herein. The inclusion of a trade name or division name in the identification of Borrowers hereunder shall not limit Creditor's right, after the occurrence of an event of default, to proceed against all of Borrower's assets, including those held or used by Borrowers individually or under another trade or division name. Expenses of retaking, holding, preparing for sale, selling and the like shall include (a) the reasonable fees of any attorneys retained by Creditor, and
(b) all other legal expenses incurred by Creditor. Borrowers agrees that it is liable for and will promptly pay any deficiency resulting from any disposition of Collateral after default.

WAIVER. Waiver of any default shall not be a waiver of any other default; all of Creditor's rights are cumulative and not alternative. No waiver or change in this agreement or in any related note shall bind Creditor unless in writing signed by one of its officers. The term "Creditor" shall include any assignee of Creditor who is the holder of this agreement. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof. Borrowers waives all exemptions to the extent permitted by law. Creditor may correct patent errors herein. All of the terms and provisions of this agreement shall apply to and be binding upon Borrowers, its heirs, personal representatives, successors and assigns and shall inure to the benefit of Creditor, its successors and assigns. The Agreement shall be interpreted under the law of Borrower's principal offices.

ARBITRATION: All disputes, claims or controversies arising from or relating to this Loan or the relationships which result from this Contract, or the validity of this arbitration clause or the entire Contract, shall be resolved by binding arbitration by one arbitrator selected by Creditor with consent of Borrowers. This arbitration agreement is made pursuant to this transaction in interstate commerce, and shall be governed by the Federal Arbitration Act at 9 U.S.C.
Section 1, Judgment upon the award rendered may be entered in any court having jurisdiction. The parties agree and understand that they choose arbitration instead of litigation to resolve disputes. The parties understand that they have a right or opportunity to litigate disputes through a court, but that they prefer to resolve their disputes through arbitration, except as provided herein. THE PARTIES VOLUNTARILY AND KNOWINGLY WAIVE ANY RIGHT THEY HAVE TO A JURY TRIAL EITHER PURSUANT TO ARBITRATION UNDER THIS CLAUSE OR PURSUANT TO A COURT ACTION BY CREDITOR (AS PROVIDED HEREIN). The parties agree and understand that all disputes arising under case law, statutory law and all other laws including, but not limited to, all contract, tort and property disputes will be subject to binding arbitration in accord with this Agreement. The parties agree and understand that the arbitrator shall have all powers provided by the law and this Agreement. These powers shall include all legal and equitable remedies including, but not limited to, money damages, declaratory relief and injunctive relief. Notwithstanding anything hereunto the contrary, Creditor retains an option to use judicial or non-judicial relief to enforce a security agreement relating to the Collateral secured in a transaction underlying this arbitration agreement, to enforce the monetary obligation secured by the Collateral or to foreclose on the Collateral. Such judicial relief would take the form of a lawsuit. The institution and maintenance of an action for judicial relief in a court to repossess any Collateral, to obtain a monetary judgment or to enforce the security agreement shall constitute a waiver of the right of any party to compel arbitration regarding any other dispute or remedy subject to arbitration in this Agreement, including the filing of a counterclaim in a suit brought by Creditor pursuant to this provision.

The debtor's rights and interests in the Reserve Account and Total Reserve Credit under the Reserve Addendum to Dealer Agreement between the debtors and the secured party dated February 28, 1994.


                                        /s/ Dennis Campbell
                                        ---------------------------
                                        Dennis Campbell

                                        Dated 12-14-96

                              INDIVIDUAL GUARANTY

TO:  Green Tree Financial Corporation or its subsidiary (hereinafter "Green
     Tree")

RE:  Biker's Dream, Inc          (hereinafter "Buyer(s)")
     -------------------------
------------------------------
------------------------------

        To induce Green Tree to provide financing as set forth in the Promissory note and Security Agreement ("Contract") dated February 14, 1996 (the "Contract"), between Green Tree Financial Servicing Corporation, as Creditor, and Biker's Dream, Inc., as Buyer(s), I the undersigned Guarantor(s), hereby guarantee to Green Tree performance of all debts or obligations of which the Buyer owes Green Tree under the Contract.

        Each Guarantor agrees that should the Buyer breach any or all terms and conditions contained in the Contract, all duties and obligations of the Buyer for said breach shall apply to the Guarantor.

        The liability of each Guarantor hereunder is direct and unconditional in the case of a breach by the Buyer and may be enforced without requiring Green Tree first to resort to any right, remedy or security. Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of Buyer's debts and obligations to Green Tree.

        Each Guarantor agrees that none of the Guarantors can avail himself/herself of any defense whatsoever which Buyer may have against Green Tree other than the payment of the debts or obligations. Each Guarantor hereby for himself/herself, his/her heirs, executors and personal representatives waives all defenses given to sureties or guarantors at law or in equity other than the payment of said Contract.

        Notice of acceptance of this Guaranty, of any adverse change in Buyer's financial condition or of any other fact which might materially increase the Guarantor's risk is hereby waived. The extension of time of payment, performance of agreements or obligations or any other indulgence may be granted to Buyer without notice to Guarantor, and all settlements and compromises made in good faith with Buyer shall be binding upon each Guarantor. EACH GUARANTOR HEREBY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS GUARANTY.

        In the event of default in the performance of this Guaranty, the Guarantor agrees to pay all reasonable court costs, attorneys' fees and other expenses paid or incurred by Green Tree in the enforcement hereof.

        This Guaranty constitutes the entire agreement and no waivers or modifications shall be valid unless in writing and signed by Green Tree and the Guarantor.

        This Guaranty shall be binding upon the heirs, executors, administrators, successors and assigns of each of the undersigned and shall inure to the benefit of Green Tree's successors and assigns.

Dated:  February 14, 1996

(1)  Dennis Campbell                            (2)
     -------------------------------------           -------------------------------------
     (Guarantor's Name - printed or typed)           (Guarantor's Name - printed or typed)

      /s/ DENNIS CAMPBELL
     -------------------------------------           -------------------------------------
            (Guarantor's Signature)                         (Guarantor's Signature)

                          LOAN PROCEEDS AUTHORIZATION

                                                             Feb. 14, 1996
                                                         ----------------------
                                                                 (Date)

Green Tree Financial Servicing Corporation
  or its affiliates ("Green Tree")
Truck/Trailer Group
500 Landmark Towers
345 St. Peter Street
Saint Paul, Minnesota 55102

Re: Commercial Promissory Note and Security Agreement dated Feb. 14, 1996 between Biker's Dream Inc. (Borrower(s)) and Green Tree (Creditor) regarding the following described collateral:

  Champion 53 VIN # 1C9SC5339T1048124


Gentlemen:

You are hereby irrevocably instructed to disburse from the proceeds of the loan evidenced by the above referenced promissory note the respective amounts to the respective payee designated below:

           Amount                                Payee (name and address)
           ------                                ------------------------

        $ 110,000.00                            Bikers Dream Inc.
                                               --------------------------------
                                                1420 Village Way
                                               --------------------------------
                                                Santa Ana, CA 92704
                                               --------------------------------

        $ 193,555.00                            Champion Trailer, Inc.
         -----------                           --------------------------------
                                                1620 East Hwy 121
                                               --------------------------------
                                                Lewisville, Texas 75066
                                               --------------------------------

        $
         -----------                           --------------------------------

                                               --------------------------------

                                               --------------------------------

        $
         -----------                           --------------------------------

                                               --------------------------------

                                               --------------------------------

In making the above disbursements or any other disbursements you make pursuant to the terms of the above referenced loan, you may use checks, drafts, orders, transfer funds, wire transfer, or any other method or media you deem desirable. Further, you may make such disbursements in your name and on our behalf, or in our name.

Disbursement by you in accordance with the foregoing instructions shall be and constitute payment and delivery to and receipt by us of any and all of such proceeds.



Very truly yours,

  Biker's Dream Inc.
------------------------------------------------------------
                     (Name of Debtor)

By    [SIG]                        Title President/CEO
  --------------------------------       --------------------
   (If Corporation or Partnership)

                        FORM OF GUARANTOR'S RESOLUTIONS

                            SECRETARY'S CERTIFICATE

        I, Richard E. King, Jr., the duly elected and qualified Secretary of Biker's Dream, Inc. a California corporation (the "Corporation"), hereby certify that set forth below is a true and complete copy of certain resolutions duly adopted by the Board of Directors of the Corporation, at a meeting duly held on December 7, 1995 at which a quorum was present and acting throughout, and such resolutions have not been amended or rescinded, are in full force and effect on the date hereof, and are the only resolutions adopted by said Board which relate to the matters referred to therein:

        RESOLVED, that the form, terms and provisions of a proposed Guaranty (the "Guaranty") to be made and given by this Corporation to Green Tree Financial Servicing Corporation or its assignee or designee (collectively - "Creditor") in order to induce Creditor to finance certain Truck or Trailer on behalf of Biker's Dream Inc., a California corporation ("Obligor"), pursuant to the (proposed) Security Agreement/Conditional Sale Agreement and/or Note between Obligor and Creditor, all as submitted to this meeting and filed with the records of this Corporation, be, and the same hereby are, approved in all respects; and that the President (officer) and Sr. Vice President (officer) of this Corporation or any one of them be, and each such officer hereby is, authorized and directed to execute and deliver to Creditor the Guaranty, substantially in the form presented to this meeting, together with such changes, additions and modifications as may be approved by any such officer, such approval to be conclusively evidenced by an authorized officer's execution of the Guaranty; and

        RESOLVED, that the officers of this Corporation be, and each any such officer hereby is, authorized and directed to execute and deliver all documents and to take or cause to be taken all other action, in the name and on behalf of this Corporation, as may be required by Creditor or otherwise deemed by such officers or any of them necessary or desirable to fully effectuate the purposes and intent of, and consummate the transactions authorized by, the foregoing resolution and to comply with the terms and provisions of the Guaranty and, if required, the terms and provisions of the Agreement.

        IN WITNESS WHEREOF, I have hereunto signed my name this 14 day of February, 1996.


                                              /s/ RICHARD E. KING JR.
                                          -----------------------------------
                                                  Secretary's Name

                                                 Richard E. King, Jr.


                                          -----------------------------------
                                                    Secretary's Name

-------------------------------------------------------------------------------
Buyer or Borrower:


-------------------------------------------------------------------------------
I, the undersigned Secretary or Assistant Secretary of ________________________ (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held on December 7, 1995, at which a quorum was present and voting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signature is shown below:

NAME                       POSITION                   ACTUAL SIGNATURE
----                       --------                   ----------------

 Dennis W. Campbell        Chief Executive Officer         [SIG]
-----------------------    -----------------------    -----------------------

-----------------------    -----------------------    -----------------------

-----------------------    -----------------------    -----------------------

acting for and on behalf of this Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

        BORROW MONEY. To borrow from time to time from Seller/Assignee or Lender, on such terms as may be agreed upon between the officer, employee, or agent and Seller/Assignee or Lender, such sum or sums of money as in his or her judgment should be borrowed.

        EXECUTE NOTES. To execute and deliver to Seller/Assignee or Lender the commercial installment contract(s) ("Contracts") and security agreement(s) or promissory note(s) of the Corporation, on Seller/Assignee or Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Seller/Assignee or Lender, and also to execute and deliver to Seller/Assignee or Lender one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for one or more of the Contracts or notes, or any portion of the Contracts or notes.

        GRANT SECURITY. To mortgage, pledge, hypothecate, or otherwise encumber and deliver to Seller/Assignee or Lender, as security for the payment of any loan so obtained, any commercial installment contract(s) and security agreement(s) or promissory note(s) so executed, or any other or further indebtedness of the Corporation to Seller/Assignee or Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property of the Corporation or in which the Corporation now or hereafter may have an hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, hypothecated, or encumbered.

        EXECUTE SECURITY DOCUMENTS. To execute and deliver to Seller/Assignee or Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Seller/Assignee or Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Seller/Assignee or Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

        FURTHER ACTS. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Seller/Assignee or Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Seller/Assignee or Lender. Any such notice shall not affect any of the corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation on ____________________, 19___ and attest that the signatures set opposite the names listed above are their genuine signatures.


                                                CERTIFIED TO AND ATTESTED BY:
     CORPORATE

       SEAL                                     /s/ RICHARD E. KING JR.
                                                -----------------------------
                                                Secretary


                                                Richard E. King, Jr.
                                                ------------------------------

* NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this certificate should be signed by a second Officer or Director of the Corporation.

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to
Section 9403 of the California Uniform Commercial Code.
--------------------------------------------------------------------------------
1.  DEBTOR (LAST NAME FIRST -- IF AN INDIVIDUAL)
        Biker's Dream, Inc.

1A. SOCIAL SECURITY OR FEDERAL TAX NO.
        33-0140149

1B. MAILING ADDRESS             1C. CITY, STATE         1D. ZIP CODE
        1420 Village Way              Santa Ana, CA             92705

2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST -- IF AN INDIVIDUAL)

2A. SOCIAL SECURITY OR FEDERAL TAX NO.

2B. MAILING ADDRESS             2C. CITY, STATE         2D. ZIP CODE

3.  DEBTOR'S TRADE NAME OR STYLES (IF ANY)       3A. FEDERAL TAX NUMBER

4.  SECURED PARTY
        NAME    Green Tree Financial Servicing Corporation
        MAILING ADDRESS    345 St. Peter St.
        CITY    St. Paul        STATE   MN      ZIP CODE   55102

4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

5.  ASSIGNEE OF SECURED PARTY (IF ANY)
        NAME
        MAILING ADDRESS
        CITY                            STATE           ZIP CODE

5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

6. This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH LOCATED AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).

        The debtor's rights and interests in the Reserve Account and Total Reserve under the reserve addendum to Dealer Agreement between the debtors and the secured party dated February 28, 1994

7.  CHECK        /x/              7A. / / PRODUCTS OF COLLATERAL
    IF APPLICABLE                         ARE ALSO COVERED

7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(A) ITEM:
        / / (1)         / / (2)         / / (3)         / / (4)

8.  CHECK        /x/
    IF APPLICABLE

    / / DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
        SEC. 9015(1)(N)
        THIS FINANCING STATEMENT IS EFFECTIVE UNTIL A TERMINATION STATEMENT IS FILED.

9.  SIGNATURE(S) OF DEBTOR(S)                   DATE:
    /s/ Bikers Dream Inc. By                    2-14-96

    TYPE OR PRINT NAME(S) OF DEBTOR(S)

    SIGNATURE(S) OF SECURED PARTY(IES)

    TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)

10. THIS SPACE FOR USE OF FILING OFFICER (DATE, TIME, FILE NUMBER AND FILING OFFICER)
--------------------------------------------------------------------------------
CODE    1 2 3 4 5 6 7 8 9 0
================================================================================
11. Return Copy to:
        NAME            Green Tree Financial Servicing Corp
        ADDRESS         345 St. Peter St.
        CITY            St. Paul, MN 55102
        STATE
        ZIP CODE
================================================================================
(1) FILING OFFICER COPY
                               FORM UCC-1--_____
                       Approved by the Secretary of State

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.
--------------------------------------------------------------------------------
1.  DEBTOR (LAST NAME FIRST -- IF AN INDIVIDUAL)
        Biker's Dream, Inc.

1A. SOCIAL SECURITY OR FEDERAL TAX NO.
        33-0140149

1B. MAILING ADDRESS             1C. CITY, STATE         1D. ZIP CODE
        1420 Village Way              Santa Ana, CA             92705

2.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST -- IF AN INDIVIDUAL)

2A. SOCIAL SECURITY OR FEDERAL TAX NO.

2B. MAILING ADDRESS             2C. CITY, STATE         2D. ZIP CODE

3.  DEBTOR'S TRADE NAME OR STYLES (IF ANY)       3A. FEDERAL TAX NUMBER

4.  SECURED PARTY
        NAME    Green Tree Financial Servicing Corporation
        MAILING ADDRESS    345 St. Peter St.
        CITY    St. Paul        STATE   MN      ZIP CODE   55102

4A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

5.  ASSIGNEE OF SECURED PARTY (IF ANY)
        NAME
        MAILING ADDRESS
        CITY                            STATE           ZIP CODE

5A. SOCIAL SECURITY NO., FEDERAL TAX NO. OR BANK TRANSIT AND A.B.A. NO.

6. This FINANCING STATEMENT covers the following types or items of property (INCLUDE DESCRIPTION OF REAL PROPERTY ON WHICH LOCATED AND OWNER OF RECORD WHEN REQUIRED BY INSTRUCTION 4).

        The debtor's rights and interests in the Reserve Account and Total Reserve under the Reserve Addendum to Dealer Agreement between the debtors and the secured party dated February 28, 1994

7.  CHECK        /x/              7A. / / PRODUCTS OF COLLATERAL
    IF APPLICABLE                         ARE ALSO COVERED

7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH INSTRUCTION 5(A) ITEM:
        / / (1)         / / (2)         / / (3)         / / (4)

8.  CHECK        /x/
    IF APPLICABLE

    / / DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
        SEC. 9015(1)(N)
        THIS FINANCING STATEMENT IS EFFECTIVE UNTIL A TERMINATION STATEMENT IS FILED.

9.  SIGNATURE(S) OF DEBTOR(S)                   DATE:
    /s/ [SIG]                                   2-14-96

    TYPE OR PRINT NAME(S) OF DEBTOR(S)

    SIGNATURE(S) OF SECURED PARTY(IES)

    TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)

10. THIS SPACE FOR USE OF FILING OFFICER (DATE, TIME, FILE NUMBER AND FILING OFFICER)
--------------------------------------------------------------------------------
CODE    1 2 3 4 5 6 7 8 9 0
================================================================================
11. Return Copy to:
        NAME            Green Tree Financial Servicing Corp
        ADDRESS         345 St. Peter St.
        CITY            St. Paul, MN 55102
        STATE
        ZIP CODE
================================================================================
(1) FILING OFFICER COPY
                               FORM UCC-1--_____
                       Approved by the Secretary of State

                        345 St. Peter Street, Suite 500
                        St. Paul, MN 55102                              Equipment Finance Division
[GREENTREE LOGO)        Phone: (800) 851-1370                        Truck/Trailer Credit Application
                        Fax: (800) 699-1671                          --------------------------------
                                                                     ----------------------------------
                                                                     FOR INTERNAL USE - DO NOT COMPLETE
------------------------------------------------------------------------------------------------------------------------------------
Dealer                                                                  Date Taken          Time Rec.           Date Approved

CHAMPION TRAILER  LEWISVILLE, TX                                        8/14/95             9:27                10/12/95
------------------------------------------------------------------------------------------------------------------------------------
Sales Person                            Phone                           Taken By                       In Person     Fax     Mail

HAROLD PECK                                                              STEPHANIE
------------------------------------------------------------------------------------------------------------------------------------
                                                       APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Full Name                               Social Security Number        Home Phone               Birth Date      No. of

DENNIS CAMPBELL                         ###-##-####                   714-587-1445             12/8/59         Dependents    0
                                                                                                                           -----
------------------------------------------------------------------------------------------------------------------------------------
Present Street Address                          City                  State      Zip                     How long at present address

25362 Shoshone                                  Lake Forest           CA         92630                     8   Years     00   Months
                                                                                                         -----         ------
------------------------------------------------------------------------------------------------------------------------------------
US Citizen         Marital Status   Own  [X]   Rent/Mortgage       If Owned:  Jointly [ ]   Value        Mortgage Balance

[X] Yes  [ ] No         S           Rent [ ]   Payment $1,700.00              Solely  [X]   $270,000     $223,000
------------------------------------------------------------------------------------------------------------------------------------
Former address (Street, City, State & Zip)                                                               How long at former address

                                                                                                           00   Years    00   Months
                                                                                                         ------        ------
------------------------------------------------------------------------------------------------------------------------------------
Employer/Contact Person                         Business Phone                  Position or Title               Hire Date

BIKERS DREAM INC.                               714-835-8464                    CEO/PRES.                       Mo.      90   Yr.
                                                                                                         ------        ------
------------------------------------------------------------------------------------------------------------------------------------
Monthly/or Annual Income        Other Income (Describe) *     Amount          * Alimony, child support or maintenance payment
                                                                                are optional information and need not be reported
   $  .00                                                     $  .00            if the applicant does not choose to rely on such
                                                                                income in applying for credit.
------------------------------------------------------------------------------------------------------------------------------------
Former Employer (if less than 3 years at current)       Business Phone                  Employed From                  To

                                                                                         00  Mo.   00  Yr.       00  Mo.   00  Yr.
                                                                                        ----      ----          ----      ----
------------------------------------------------------------------------------------------------------------------------------------
Nearest Relative Not Living With You

Name                                                Address:                                            Phone:
------------------------------------------------------------------------------------------------------------------------------------
   PERSONAL FINANCIAL OBLIGATIONS AND/OR CREDIT REFERENCES (List all mortgages, auto, boat, truck, trailer, and personal loans)
------------------------------------------------------------------------------------------------------------------------------------
Personal Primary Bank                                   Phone                                   Checking Account No.

COMMERCIAL NATIONAL BANK
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Amount of Loan
                                        Type of         Account           ---------------         Monthly        Person to
           Creditor                     Account         Number            Current Balance         Payment         Contact
------------------------------------------------------------------------------------------------------------------------------------
Name                                  (Mortgage)
        MBCC
----------------------------------                                       -------------------                      ON CBR
Phone
------------------------------------------------------------------------------------------------------------------------------------
Name                                    (Auto)
        MELON BANK
----------------------------------                                       -------------------                      ON CBR
Phone
------------------------------------------------------------------------------------------------------------------------------------
Name                                (Truck/Trailer)
        MELON BANK
----------------------------------                                       -------------------                      ON CBR
Phone
------------------------------------------------------------------------------------------------------------------------------------
Name

----------------------------------                                       -------------------                      RANDI ROBINSON
Phone
------------------------------------------------------------------------------------------------------------------------------------
Name

----------------------------------                                       -------------------                      O
Phone
------------------------------------------------------------------------------------------------------------------------------------
                                                      CO-APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
CO-APPLICANT    Applicant's spouse must complete the section below if the applicant is relying on the spouse's income as a basis for repayment of the credit, or if the applicant resides in Arizona, California, Hawaii, Idaho, Louisiana, Michigan,
                Nebraska, Nevada, New Mexico, Oklahoma, Oregon, Texas or Washington.
------------------------------------------------------------------------------------------------------------------------------------
Full Name                               Social Security Number                  Home Phone                      Birth Date

------------------------------------------------------------------------------------------------------------------------------------
Present Street Address                             City          State          Zip              How long at present address

                                                                                00000             00  Years     00  Months
                                                                                                 ----          ----
------------------------------------------------------------------------------------------------------------------------------------
Employer's Name & Address                               Business Phone          Monthly Income          Hire Date

                                                                                $                        00  Mo.    00  Yr.
                                                                                                        ----       ----
------------------------------------------------------------------------------------------------------------------------------------
Bank                                            Phone                           Checking Account No.

COMMERCIAL NATIONAL BANK
------------------------------------------------------------------------------------------------------------------------------------

BIKERS DREAMELL
-----------------------------------------------------------------------------
Address

1420 VILLAGE WAY SANTA ANA CA 92705
-----------------------------------------------------------------------------
Phone                                 Type of Business

412-423-0961           [ ] Corporation   [ ] Partnership   [X] Proprietorship
-----------------------------------------------------------------------------
Site & Date of Incorporation               Federal I.D. Tax No. (E.I.N.)

 [illegible] CA
-----------------------------------------------------------------------------
Type of Business or Primary Use of Truck/Trailer:

-------------------------------------------------------------------------------------------------------
                BUSINESS FINANCIAL OBLIGATIONS AND/OR CREDIT REFERENCES (List all)
-------------------------------------------------------------------------------------------------------
Creditor Name & Address     Phone No.     Account Number    Current Balance ($)     Monthly Payment ($)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Primary Bank Name:                        Checking Account No.

-------------------------------------------------------------------------------------------------------

                                   OWNER/OPERATOR INFORMATION
-------------------------------------------------------------------------------------------------------
How Long as Owner/Operator?       1       Operator's License No. & State:         Date License Expires:
   00
-------------------------------------------------------------------------------------------------------
Purchaser to Drive?  IF NO:  Driver Name:        Driver Social Security No.:    Driver Address:

[ ] Yes   [X] No            DENNIS CAMPBELL

-------------------------------------------------------------------------------------------------------
Truck/Trailer to Work For:  (Company Name)       Company Phone:                 Contact Name:

   TLX                                              800-676-4580                  DAVE
-------------------------------------------------------------------------------------------------------
Truck to be Garaged at: (Street Address, City, State & Zip)

  PO BOX 289A             LATROBE         PA  15650
-------------------------------------------------------------------------------------------------------


                                  TRUCK/TRAILER INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
                              Year        Make            Model     Serial Number                               Requested Terms:
[ ] Truck  [ ] Trailer                                                                  [ ] Replacement
[X] New    [ ] Used           1996        FREIGHTLINER      53                          [X] Additional
----------------------------------------------------------------------------------------------------------------------------------
FIRE, THEFT, CAC AND COLLISION INSURANCE REQUIRED  Type of Contract:      Contract      1. Selling Price
--------------------------------------------------                        Expires:
Green Tree Insurance subsidiary to facilitate      [ ] Oral  [ ] Written                                              $ 343555.00
the placing  of insurance?                         ---------------------------------                                   ----------
                            [ ] Yes  [ ] No             DESCRIPTION OF TRADE IN         2. Cash Down
                                                   ---------------------------------                   $ 40000.00
Premium $           Terms:  12  Months             Year:    Model:                                      ----------
         ---------        ------

Deductible $  1000.00                               00                                  3. Trade in
            ----------                                                                     Allowance
------------------------------------------------------------------------------------                   $___________
If insured by company other than Green Tree,       Make:
please complete below:                                                                  4. Payoff on
------------------------------------------------------------------------------------       Trade
                                                   Other:                                               $__________
Agent: __________________ Phone _____________
                                                                                        5. Net Trade
                                                                                           (Item 3
Name of Company _____________________________      ---------------------------------       less Item 4) $__________
                                                          TRUCK USEAGE INCOME
POLICY NUMBER _______________________________      ---------------------------------    6. Total $ Down
                                                   Estimated Average Income                (Item 5 + 2)               $ 40000.00
Coverage to be subject to Mileage Restriction?     Per Month:                                                          ---------
                                                                                        7. Amount of unpaid
[ ] Yes  [ ] No  If YES, radius _____________      Expected                                Cash Price (1-6)           $ 303555.00
                                                   Revenue Miles ________ Per:                                         ----------
---------------------------------------------
 OPTIONAL CREDIT LIFE & DISABILITY INSURANCE           [ ] Month    [ ] Year            8. Other Permissible
---------------------------------------------                                              Fees (Filing Fees,
                                                                                           etc.)                      $__________
Single Credit Life Insurance  $______________
                                                   Revenue Per Mile $_________          9. Insurance
Joint Credit Life Insurance   $______________                                                                         $__________


  The term of the insurance is ______ months       Projected Month Revenue: $ 8000.00   10. Finance Amount
                                                                            ---------       (Items 7 + 8 + 9)         $ 303555.00
Contract Effective Date: ____________                                                                                  ----------

All of the statements made in this application are true and correct and are made for the purpose of obtaining credit with Green Tree Financial Corporation. You are authorized to investigate my credit record, to verify my employment, income references, and to obtain such other information as you deem necessary.


DATE: Feb 14, 1996             SIGNATURE OF APPLICANT:  /s/ DENNIS CAMPBELL
     ----------------------                            -------------------------

DATE:                          SIGNATURE OF CO-APPLICANT:
     ----------------------                              -----------------------